UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 2, 2007
 (Date of earliest event reported: September 10, 2007)

Phoenix International Ventures, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-140257	20-8018146
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

42 Carry Way, Carson City, NV	89706
(Address of principal executive offices)	(Zip Code)

(775) 882-9700
(Registrant's telephone number, including area code)

2201 Lockheed Way, Carson City, NV 89706
(Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if  the  Form  8-K  filing  is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following  provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding the beliefs, expectations, intentions or strategies of Phoenix International Ventures, Inc. (the "Company") for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render the Company's products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions, which could cause the Company's actual results to differ from management's current expectations, are contained in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 1.01 Entry into a Material Definitive Agreement

On August 17, 2007, Phoenix Aerospace, Inc. (the “Lessee”), a wholly-owned subsidiary of Phoenix International Ventures, Inc. (the “Registrant”), has entered into a commercial lease agreement (the “Lease”) with Carry Way LLC (the “Lessor”).  Under the Lease, the Lessee has leased the property and a portion of a building located at 42 Carry Way, Carson City, NV 89706 for a period of 12 months commencing September 10, 2007 and ending September 30, 2008. The base monthly rent is $3,000, and the security deposit is $2,100.  Mr. Zahir Teja, president of the Registrant, has guaranteed the Lessee’s performance under the Lease.  So long as the Lessee is not in default under the Lease, the Lessee has the option, on 60 days’ notice to Lessor, to renew the Lease for an additional 12-month period at a base monthly rent of $3,150.

In connection with entering into this Lease, Registrant changed the address of its principal executive offices from 2201 Lockheed Way, Carson City, NV 89706 to 42 Carry Way, Carson City, NV 89706, effective September 30, 2007.

There is no material relationship between the Registrant or its affiliates and any of the parties, other than in respect of the Lease.

Item 8.01 Other Events

On October 2, 2007, Phoenix International Ventures, Inc. (the “Registrant”) issued a press release announcing that Phoenix Aerospace, Inc., its wholly owned subsidiary, received a $125,000 purchase order from the United States Air Force.  The Registrant also announced the relocation of its principal executive offices and the beginning of trading on the OTC Bulletin Board.

Item 9.01  Financial Statements and Exhibits.

(d)              Exhibits
The following document is included as an exhibit to the Form 8-K.

Exhibit
Number	Description

10.1	Commercial Lease and Deposit Receipt.

99.1
Press release issued by Phoenix International Ventures, Inc., dated October 2, 2007, entitled “Phoenix International Ventures Inc. announces a new $125,000 from USAF, relocation of its operations and the beginning of trading on the OTC.BB.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 2, 2007

                                                      Phoenix International Ventures, Inc.

                                                      By /s/ Zahir Teja
                                                      -------------------------------------
                                                      President